GlacierShares Nasdaq Iceland ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 96.4%	Shares	Value
Canada - 4.1%
Amaroq Minerals Ltd. (a)	8,437	$9,670

Faroe Islands - 4.4%
Bakkafrost P/F	221	10,389

Iceland - 53.7%(b)
Arion Banki HF (c)	20,642	23,827
Eik fasteignafelag HF	23,179	2,140
Eimskipafelag Islands HF	1,398	4,434
Embla Medical HF (a)	3,539	14,398
Festi HF	3,640	8,148
Hagar HF	9,191	6,957
Hampidjan HF	8,515	6,896
Heimar HF	24,243	6,569
Icelandair Group HF (a)	492,850	4,010
Islandsbanki HF	16,512	15,372
Kaldalon HF (a)	12,708	2,376
Kvika banki HF	71,713	8,440
Nova Klubburinn HF	58,713	2,013
Olgerdin Egill Skallagrims HF (a)	41,757	5,752
Reitir fasteignafelag HF	7,165	5,640
Siminn HF	24,974	2,703
Sjova-Almennar Tryggingar HF	9,703	3,364
Skagi HF	23,994	3,459
Skel fjarfestingafelag HF	12,589	1,629
		128,127

Luxembourg - 11.0%
Alvotech SA (a)	2,733	26,429

Norway - 11.1%
Aker BioMarine ASA	39	210
Austevoll Seafood ASA	173	1,609
Grieg Seafood ASA	98	505
Leroy Seafood Group ASA	474	2,215
Mowi ASA	582	10,750
Salmar ASA	225	10,763
Salmon Evolution ASA (a)	724	420
		26,472

Switzerland - 7.6%
Oculis Holding AG (a)	947	18,021

United States - 4.5%
JBT Marel Corp.	88	10,754
TOTAL COMMON STOCKS (Cost $245,224)		229,862

TOTAL INVESTMENTS - 96.4% (Cost $245,224)		229,862
Money Market Deposit Account - 2.6% (d)		6,276
Other Assets in Excess of Liabilities - 1.0%		2,477
TOTAL NET ASSETS - 100.0%		$238,615
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Non-income producing security.
(b)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2025, the value of these securities total $23,827 or 10.0% of the Fund’s net assets.

(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 4.20%.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

GlacierShares Nasdaq Iceland ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$221,969	$7,893	$–	$229,862
Total Investments	$221,969	$7,893	$–	$229,862